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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15d of the Securities Exchange Act  of 1934


       Date of Report (Date of earliest event reported): June 15, 1998



                                    [LOGO]

                                   KeyCorp
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Ohio                           0-850                  34-6542451
-------------------------------    ----------------------     -----------------
(State or other jurisdiction of    Commission File Number      I.R.S. Employer
incorporation or organization)                                Identification No.


127 Public Square, Cleveland, Ohio                            44114-1306
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (216) 689-6300




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ITEM 5.  OTHER EVENTS

On June 15, 1998, the Registrant issued a press release announcing that it signed a definitive agreement to acquire McDonald & Company Investments, Inc. ("McDonald"), a full-service investment banking and securities brokerage company headquartered in Cleveland, Ohio. Simultaneously, McDonald issued to KeyCorp an option which, under certain circumstances, would permit KeyCorp to purchase up to 19.9% of the outstanding shares of McDonald at $30.8125 per share. The transaction is further described in the press release, dated June 15, 1998, which is attached as Exhibit 99 to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits
        --------

        99 The Registrant's June 15, 1998, press release announcing that it has signed a definitive agreement to acquire McDonald & Company Investments, Inc., a full-service investment banking and securities brokerage company.
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                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          KEYCORP
                                            ---------------------------------
                                                        (Registrant)

Date: June 15, 1998
                                                  /s/ Daniel R. Stolzer
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                                            By:  Daniel R. Stolzer
                                                 Vice President
                                                 and Associate General Counsel